UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 19, 2011
COMPASS DIVERSIFIED HOLDINGS
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-51937 (Commission File Number)	57-6218917 (I.R.S. Employer Identification No.)
COMPASS GROUP DIVERSIFIED
HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-51938 (Commission File Number)	20-3812051 (I.R.S. Employer Identification No.)
Sixty One Wilton Road
Second Floor
Westport, CT 06880
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (203) 221-1703
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5	Corporate Governance and Management

Item 5.07	Submission of Matters to a Vote of Security Holders
     On May 19, 2011, Compass Diversified Holdings (the “Trust”) and Compass Group Diversified Holdings LLC (the “Company”) (NYSE: CODI) (collectively “CODI”) held their 2011 Annual Meeting of Shareholders (the “Annual Meeting”), at the Hilton Rye Town, 699 Westchester Avenue, Rye Brook, New York 10573. A total of 46,725,000 shares of the Company’s common stock were entitled to vote as of March 24, 2011, the record date for the Annual Meeting. There were 40,097,571 shares present in person or by proxy at the Annual Meeting, at which the shareholders were asked to vote on four (4) proposals. Set forth below are the matters acted upon by the shareholders, and the final voting results of each such proposal.
Proposal 1. Election of Directors
With respect to the election of the following nominees as Class II directors of the Company to hold office for a three-year term, ending at the 2014 Annual Meeting:

	For	Withheld
James J. Bottiglieri	25,056,911	1,799,514
Gordon M. Burns	26,540,873	315,552
Based on the votes set forth above, each of the nominees set forth above were duly elected to serve as Class II directors of the Company for a three-year term, ending at the 2014 Annual Meeting.
Proposal 2. Advisory Vote Regarding Executive Compensation (“Say-on-Pay”)
With respect to the advisory votes (non-binding) regarding approval of the compensation of the Company’s named executive officers:

			Broker
For	Against	Abstain	Non-Vote
26,236,971	463,397	156,057	13,241,146
Based on the votes set forth above, the shareholders approved the Say-on-Pay proposal.
Proposal 3. Advisory Vote Regarding the Frequency of Holding the Say-on-Pay Vote
With respect to the advisory votes (non-binding) regarding the frequency of holding the Say-on-Pay vote:

Every Year	Every 2 Years	Every 3 Years	Abstain
12,495,284	12,406,922	1,877,745	76,474
Based on the votes set forth above, the board of directors determined to follow the shareholders’ recommendation and hold future Say-on-Pay votes annually until the next required advisory vote regarding the frequency of holding the Say-on-Pay vote, which will occur not later than CODI’s Annual Meeting of Shareholders in 2017.
Proposal 4. Ratification of Selection of Independent Auditor
The ratification of the appointment of Grant Thornton LLP as independent auditor for the Company and the Trust for the fiscal year ending December 31, 2011 received the following votes:

For	Against	Abstain
39,847,451	170,457	79,663
Based on the votes set forth above, the ratification of the appointment of Grant Thornton LLP as the independent auditor for the Company and the Trust to serve for 2011 was duly ratified by the shareholders.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2011	COMPASS DIVERSIFIED HOLDINGS
	By:	/s/ James J. Bottiglieri
James J. Bottiglieri
Regular Trustee

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2011	COMPASS GROUP DIVERSIFIED HOLDINGS LLC
	By:	/s/ James J. Bottiglieri
James J. Bottiglieri
Chief Financial Officer